$150,000                                                      New York, New York
                                                                August  14, 2000


                                 PROMISSORY NOTE
                                 ---------------


          FOR VALUE RECEIVED, the undersigned, PETER LUSK, having an address at 99 Park Avenue, Suite 2230, New York, New York 10016 (together with its successors and permitted assigns, the "Maker"), hereby promises to pay to the order of GLOBAL SOURCES LIMITED, a Delaware corporation having an address at 342 Madison Avenue, Suite 1815, New York, NY 10173 (the "Company") or such other place designated in writing by the Company, on December 1, 2000 (the "Maturity Date"), the principal amount of One Hundred and Fifty Thousand and 00/100 Dollars ($150,000), together with interest on the unpaid balance of this Note, at a rate of ten percent (10%) per annum, payable in three (3) equal monthly installments of $50,835.64 on the 1st of each month (each an "Installment Payment"), commencing October 1, 2000 and continuing until the Maturity Date, at which time a final payment of $50,835.64 plus all unpaid accrued interest shall be due and payable, unless earlier becoming due and owing by reason of an Event of Default, as provided below.

          Any payments under this Note shall be made in money of the United States of America that is lawful for the payment of public and private debts at the time such payment is due.

          1. Purchase Agreement. This Note is the Note referred to in the Note and Warrant Purchase Agreement dated as of even date herewith (the "Purchase Agreement"), between the Maker and the Purchaser named therein, and is entitled to the benefits of, and subject to the provisions of, the Purchase Agreement. Capitalized terms used in this Note which are not expressly defined herein shall have the same meanings herein as are ascribed to such terms in the Purchase Agreement.

          2. Prepayment. The Maker may prepay all or a portion of the outstanding principal amount of this Note, at any time and from time to time, prior to the Maturity Date without premium or penalty. Each prepayment shall be applied first to the payment of all interest accrued hereunder on the date of any prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof.

          3. Events of Default. The occurrence at any time of any one or more of the following events shall constitute an "Event of Default" under this Note: (a) the Maker's failure to pay any principal, interest, Installment Payment, or other amount if and when due under this Note and such breach shall continue uncured for ten (10) days after notice of such breach from the Company; (b) failure of the Maker to perform its agreements and obligations, or a material breach of any of the Maker's representations and warranties or other obligations under the Purchase Agreement; (c) a breach of any of the Maker's covenants under the Purchase Agreement or this Note and such breach shall continue uncured for a period of five (5) days after notice from the Company of such breach; (d) the dissolution, liquidation or termination of legal existence of the Maker; (e) the appointment of a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any property of assets of the Maker, or action by any court to take jurisdiction of all or substantially all of the property or assets of the Maker; and (f) the commencement of any proceeding under any provision of the Bankruptcy Code of the United States, as now in existence or hereafter amended, or of any other proceeding under any federal or state law, now existing or hereafter in effect, relating to bankruptcy, reorganization, insolvency, liquidation or otherwise, for the relief of debtors or readjustment of indebtedness, by or against the Maker.

          4. Effect of Default. The Maker agrees that upon the occurrence and continuance of an Event of Default, at the option of the Company:

               (a) the entire indebtedness with accrued interest thereon due under this Note shall be immediately due and payable without presentment, demand, protest or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker, and until such amount is paid in full, the Maker will pay, to the extent permitted by law, interest to the Company, payable on a monthly basis, on the outstanding principal balance of the Note from the date of the Event of Default until payment in full at the rate of fifteen percent (15%) per annum; and

               (b) the Company may call for the Maker to sell (the "Call Option") up to that number of Shares held by the Maker (the "Call Shares") equal to the quotient obtained by dividing (i) the outstanding principal balance and accrued interest owing at the date of the Event of Default (the "Default Amount") by (ii) $.50 (the "Call Price"), which Call Price shall be credited against the Default Amount owing from the Maker under this Note. The closing of the Call Option (the "Closing") shall take place on the fifth (5th) business day following written notice by the Company of its exercise of the Call Option. At the Closing, the Maker shall deliver certificate(s) representing all of the Closing Shares, which certificate(s) shall be either endorsed in blank for transfer or together with appropriately executed stock powers with respect thereto.

Failure to exercise either option under this Section 4 shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.

          5. Shares subject to Call Option.

               (a) For so long as the obligations under this Note remain outstanding, the Maker shall not create, incur, assume or suffer to exist, any mortgage, pledge, hypothecation, assignment for security purposes, deposit arrangements, encumbrances, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (a "Lien") upon the Shares acquired pursuant to the Purchase Agreement.

               (b) The Maker represents and warrants to the Company that Maker has, and at the time of the Closing of the Call Option in accordance with
Section 4 hereof shall have, good record and marketable title in fee simple to the Shares and such Shares are and, at such time will be, free and clear of all Liens whatsoever.

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

          6. Maximum Interest. Anything in this Note to the contrary notwithstanding, the Company shall not be permitted to charge, take or receive, and the Maker shall not be obligated to pay, interest in excess of the maximum rate from time to time permitted by applicable law.

          7. Notice. Any notice required to be given under this Note shall be given to the parties at the applicable address set forth in the first paragraph of this Note.

          8. Transfer. This Note may be transferred, sold, pledged, hypothecated or otherwise granted as security by the Company.

          9. Enforcement Expenses. The Maker agrees to pay all out-of-pocket costs and expenses incurred by the Company in connection with the enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses.

          10. Waivers.

               (a) Failure by the Company to insist upon the strict performance by the Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Company shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

               (b) The Maker waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note.

          11. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law provisions. The Maker hereby consents to the exclusive jurisdiction of any state or federal court located in New York County.

          12. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

          13. Note Absolute and Binding. The Maker hereby agrees that subject to the terms of this Note, its obligations hereunder shall be continuing, absolute and unconditional, [and without the benefit of any defense, claim, set-off, recoupment, abatement or other right, existing or future, which the Maker may have against Company, or any other entity,] and shall remain in full force and effect until the later of (i) the Maturity Date or (ii) the date Maker fully discharges any obligations due and owing to Company hereunder.


                          [SIGNATURE PAGE TO FOLLOW]


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

          IN WITNESS WHEREOF, the Maker has caused this Note to be executed this 14th day of August, 2000.



                                   /s/ Peter Lusk
                                   -----------------------------------------
                                   PETER LUSK




SUBSCRIBED and SWORN to before me
this ____ day of August, 2000


_________________________________________
Notary Public, State of _________________
My commission:___________________________





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